UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2025

CYNGN INC.

(Exact name of registrant as specified in charter)

Delaware	001-40932	46-2007094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1344 Terra Bella

Mountain View, CA 94043

(Address of principal executive offices) (Zip Code)

(650) 924-5905

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CYN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2025, the stockholders of Cyngn Inc. (the “Company”) approved and adopted an amendment (the “Plan Amendment”) to the Company’s 2021 Equity Incentive Plan, as amended (the “Plan”), at its 2025 annual meeting of stockholders (the “Annual Meeting”). A summary of the material terms of the Plan, as amended by the Plan Amendment, is included under the heading “Proposal No. 2: Amendment to the 2021 Equity Incentive Plan” in the definitive proxy statement filed by the Company in connection with the Annual Meeting with the Securities and Exchange Commission on October 22, 2025. The summary is qualified in its entirety by reference to the full text of the Plan, as amended by the Plan Amendment. A copy of the Plan amendment is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on December 3, 2025. At the Annual Meeting, the Company’s stockholders were asked to vote upon:

1.	The election of a Class I director to serve a three-year term expiring at the Company’s 2028 annual meeting of stockholders and until such director’s successor is duly elected and qualified. The nominee for election was Lior Tal;

2.	The approval of the Plan Amendment to increase the number of shares of common stock available for issuance thereunder by 4,000,000 to 4,055,655;

3.	The ratification of the appointment of CBIZ PCAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

4.	The approval of an adjournment or postponement of the Annual Meeting, if necessary, to continue to solicit votes for Proposal 2 or to establish a quorum.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 2,805,978 of the 7,974,380 shares of the Company’s common stock entitled to vote, were as follows:

1.	The stockholders approved the election of the director nominee to serve a three-year term as a Class I director until the 2028 annual meeting of stockholders and until such director’s respective successor is duly elected and qualified, which required the affirmative vote of holders of a plurality of the votes cast. The voting results were as follows:

	For	Withheld	Broker Non-Votes
Lior Tal	439,114	97,577	2,269,287

2.	The stockholders approved the Plan Amendment, which required the affirmative vote of a majority of the votes cast. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
271,301	261,505	3,885	2,269,287

3.	The stockholders ratified the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, which required the affirmative vote of the majority of shares of stock present, in person or by proxy, and entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
2,579,045	75,951	150,982	-

4.	The stockholders approved the adjournment or postponement of the Annual Meeting, if necessary, to continue to solicit votes for Proposal 2 or to establish a quorum, which required the affirmative vote of a majority of the votes cast. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
265,183	263,510	7,998	2,269,287

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amendment to 2021 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2025

CYNGN INC.

By:	/s/ Natalie Russell
Natalie Russell
Chief Financial Officer

2